SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            _________________________

                    Proxy Statement Pursuant To Section 14(a)
                     Of The Securities Exchange Act Of 1934


Filed by the Registrant    :
Filed by a Party other than the Registrant  9

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ]      Confidential, Use of the Commission Only (as permitted by Rule 14a-6(e)
         (2))Proxy Statement
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-12

                              NACO INDUSTRIES, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in its Charter)



--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and 0-11.

         1)   Title of each class of securities to which transaction applies:
         2)   Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         4)   Proposed maximum aggregate value of transaction:
         5)   Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)   Amount Previously Paid:
         2)   Form, Schedule or Registration Statement No.:
         3)   Filing Party:
         4)   Date Filed:

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 October 8, 2003

                              NACO INDUSTRIES, INC

         You are cordially invited to attend the Annual Meeting of Shareholders of NACO Industries, Inc. (the "Company"), which will be held on Wednesday, October 8, 2003 at 1:00 p.m., at the Company's corporate offices located at 395 West 1400 North, Logan, Utah 84341 (the "Annual Meeting"), for the following purposes, which are more fully described in the Proxy Statement accompanying this Notice:

         (i)    To elect five (5) directors of the Company,  each to serve until
                the  2004  Annual  Meeting  of   Shareholders   or  until  their
                respective successors have been duly elected and qualified;

         (ii) To ratify the appointment of Jones Simkins LLP as the Company's independent auditor for the year ending November 30, 2003; and

         (iii) To transact such other business as may properly come before the meeting or at any adjournment or postponement thereof.

       The Board of Directors has fixed the close of business on August 15, 2003, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

       All shareholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to vote, sign, date and return the enclosed Proxy as promptly as possible in the enclosed postage-prepaid envelope. Shareholders attending the Annual Meeting may vote in person even if they have returned a Proxy.

By Order of the Board of Directors

/s/ Verne E. Bray
----------------------------
Verne E. Bray
Chairman of the Board, Chief Executive Officer and Secretary

September 11, 2003


                                    IMPORTANT

         Whether or not you expect to attend the Annual Meeting in person, to assure that your shares will be represented, please complete, date, sign and return the enclosed proxy without delay in the enclosed envelope, which requires no additional postage if mailed in the United States. Your proxy will not be used if you are present at the Annual Meeting and desire to vote your shares personally.

                              NACO Industries, Inc.
                               395 West 1400 North
                                Logan, Utah 84341

                                 PROXY STATEMENT

                        ---------------------------------

                         Annual Meeting of Shareholders

                          To be held October 8, 2003

SOLICITATION OF PROXIES

       This Proxy Statement is being furnished to the shareholders of NACO Industries, Inc., a Utah corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies from holders of outstanding shares of the Company's common stock, par value $.01 per share (the "Common Stock"), and outstanding shares of the Company's Series 1 Class A 7% Cumulative Convertible Preferred Stock (the "Preferred Stock"), for use at the Annual Meeting of Shareholders of the Company to be held at the Company's offices located at 395 West 1400 North, Logan, UT 84341 on Wednesday, October 8, 2003 and at any adjournment or postponement thereof (the "Annual Meeting"). This Proxy Statement, the Notice of Annual Meeting of Shareholders and the accompanying form of proxy are first being mailed to shareholders of the Company on or about September 12, 2003.

         The Company will bear all costs and expenses relating to the solicitation of proxies, including the costs of preparing, printing and mailing to shareholders this Proxy Statement and accompanying materials. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company, without receiving additional compensation therefor, may solicit proxies personally or by telephone. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries representing beneficial owners of shares of the Company's stock for the forwarding of solicitation materials to such beneficial owners and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in doing so.

                                     VOTING

Record Date

         The Board of Directors has fixed the close of business on August 15, 2003 as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). As of the Record Date there were issued and outstanding 1,974,455 shares of Common Stock (the "Common Stock") and 165,412 shares of Series 1 Class A 7% Cumulative Convertible Preferred Stock (the "Class A Preferred Stock"). The holders of the Common Stock and the Class A Preferred Stock will vote as a single voting group at the Annual Meeting. The holders of record of the shares of Common Stock and Class A Preferred Stock on the Record Date entitled to be voted at the Annual Meeting are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting.

Proxies

         Shares of Common Stock and Class A Preferred Stock which are entitled to be voted at the Annual Meeting and which are represented by properly executed proxies will be voted in accordance with the instructions indicated on such proxies. If no instructions are indicated, such shares will be voted (i) FOR the election of each of the five (5) director nominees; (ii) FOR ratification of the appointment of Jones Simkins LPP as the Company's independent public accountants for the year ending November 30, 2003 and (iii) in the discretion of the proxy holders as to any other matters which may properly come before the Annual Meeting. Any shareholder giving a written consent, or his proxy, may revoke the proxy in writing delivered to the Secretary of the Company at the Company's corporate offices at 395 West 1400 North, Logan, Utah 84341, prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the Secretary of the corporation, but may not do so thereafter.

Required Vote

         A majority of the outstanding shares of Common Stock and Class A Preferred Stock entitled to vote, represented in person or by proxy shall constitute a quorum at the Annual Meeting. Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted a "represented" for the purpose of determining the presence or the absence of a quorum. Under Utah corporate law, once a quorum is established, shareholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against such a proposal.

                     PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

General

Shareholders will not be allowed to cumulate their votes for the election of directors. The Company is more than two years in arrears in the payment of cumulative dividends on the Class A Preferred Stock. Therefore, the holders of the Class A Preferred Stock have the right, voting as a class, to elect two members of the Company's board of directors at the Annual Meeting. As of the date of this Proxy Statement, the holders of the Class A Preferred Stock have not exercised such rights. Subject to such rights, the five nominees receiving the highest number of votes will be elected. The approval and adoption of any other matter presented for approval by the shareholders will be approved, in accordance with Utah law, if the votes cast in favor of a matter exceed the votes cast opposing such matter. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of directors or any other matter presented for approval by the shareholders.

Executive Officers and Nominees for Election as Directors

       At the Annual Meeting, five directors of the Company constituting the entire Board of Directors are to be elected to serve until the next annual meeting of shareholders or until their successors shall be duly elected and qualified. If any of the nominees should be unavailable to serve, which is not now anticipated, the proxies solicited hereby will be voted for such other persons as shall be designated by the present Board of Directors. The five nominees receiving the highest number of votes at the Annual Meeting will be elected. Certain information with respect to each nominee for director and each executive officer of the Company is set forth below.



           Name               Age     Director Since                        Position
           ----               ---     --------------                        --------

Verne E. Bray.............    67            1985       Chairman of the Board, Chief Executive Officer
                                                       and Secretary
W. Michael Hopkins........    44            1999       President and Director
Jeffrey J. Kirby..........    41            1992       Executive Vice President, CFO, Treasurer and
                                                       Director
James C. Czirr............    49            1997       Director
Jack Prust................    56            2000       Director
Bryce M. Petersen.........    53            N/A        Vice President of Finance
Nina F. Birkle............    69            N/A        Vice President
Daniel M. Gruber..........    50            N/A        Vice President

The business experience and brief resumes on each of the directors, executive officers, and significant employees are as follows:

         Verne E. Bray was appointed the Secretary of the Company in May 2000. He has been a director of the Company since 1985 and Chairman of the Board of Directors and Chief Executive Officer since 1988. He was the President of the Company from 1988 to May 2000. Mr. Bray joined the Company in 1980 and started the NACO West operation in Logan. In 1982, he was appointed sales manager of all divisions. Prior to joining NACO, Mr. Bray was sales manager and general manager of Head Manufacturing, Inc., a manufacturer of PVC pipefittings. Mr. Bray is the father-in-law of Jeffrey J. Kirby and W. Michael Hopkins, both officers and directors of the Company. Mr. Bray is employed part-time by the Company.

         W. Michael Hopkins was appointed President of the Company in May 2000. He served as Vice President from 1997 to 2000 and Secretary from 1999 to 2000. He was appointed a Director in 1999. Mr. Hopkins joined NACO in November 1994 as Sales Manager. Prior to working for NACO, Mr. Hopkins worked in marketing and sales for Trade Shows West, a company that produced and marketed convention and trade show events in the western United States. He received a BS degree in Business Administration from the University of Phoenix. Mr. Hopkins is the son-in-law of Verne Bray, the Chairman of the Board, Chief Executive Officer, and Secretary of the Company.

         Jeffrey J. Kirby has been Executive Vice President and CFO of the Company since 1992 and Treasurer since March 1994. Mr. Kirby served as Secretary of the Company from 1992 to 1999. He has been a director since 1992. Prior to joining the Company, Mr. Kirby was a senior accountant with Ernst and Young in Long Beach, California from 1988 to 1991. Mr. Kirby received his B.S. in accounting and finance from Utah State University in 1987 and an MBA from the same institution in March 1988. Mr. Kirby is the son-in-law of Verne Bray, the Chairman of the Board, Chief Executive Officer, and Secretary of the Company.

         James C. Czirr was appointed as a director of the Company in 1997. Since 1989, Mr. Czirr has been providing investor relations and consulting services for various companies in connection with business strategies, marketing, incentive programs, and finance and capital formation. He previously served as President of Extol Energy Corporation, a syndicator of oil and gas wells, from 1982 to 1988.

         Jack Prust was appointed as a director of the Company in February 2000. Mr. Prust has been a manufacturer's independent representative of the Company since 1983. He started Jack Prust Sales in 1978, which is an independent manufacturing representative organization.

         Bryce M. Petersen was appointed Vice President of Finance in 1997. He has been employed by the Company since 1995 and previously held the position of Controller. Mr. Petersen received his B.S. in accounting from Utah State University in 1975. Prior to joining the Company, Mr. Petersen was the Vice President of Finance for Logan Manufacturing Co., a manufacturer of all terrain vehicles, located in Logan, Utah.

         Nina F. Birkle has been Vice President of the Company since 1988, and was a director and Treasurer from 1988 to 1994. Ms. Birkle is employed full-time by the Company and has primary responsibility for operations of the Garden City, Kansas facility. Ms. Birkle joined NACO Industries in Garden City, Kansas in 1981 and held positions as Credit and Accounting Manager prior to being appointed Vice President and Division Manager of the Garden City, Kansas manufacturing facility.

         Daniel M. Gruber has been Vice President of the Company since 1988. He was a director from 1988 to 1994. Since 1984, Mr. Gruber has been the Division Manager of the Lodi, California Division of the Company. Mr. Gruber is employed full-time by the Company and has principal responsibility for operations of the Lodi, California facility.

         All members of the Board of Directors hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified. The executive officers serve at the pleasure of the Board of Directors. The Company does not presently have standing audit, nomination or compensation committees.

Certain Relationships and Related Transactions
----------------------------------------------

The Company leases its Logan, Utah, manufacturing and sales facility and certain equipment from PVC, Inc., a corporation owned by Verne E. Bray, the Company's majority shareholder, Chairman of the Board, Chief Executive Officer and Secretary. The lease agreement requires rents in the amount of $14,537 per month for the facility and $10,230 per month for the equipment. The Company has guaranteed the mortgage on the facilities it leases from PVC, Inc. At November 30, 2002 and 2001, the outstanding mortgage balance was approximately $700,000 and $720,000, respectively. The mortgage is secured by the leased property, bears an interest rate of two percent over prime, and is payable in monthly installments through 2009. At November 30, 2002, the Company had a lease deposit with PVC, Inc. of $23,000, which is included in "other assets" on the balance sheet contained in the Company's financial statements.

In addition, Verne Bray has signed an indemnification agreement to hold the Company harmless for funds paid on behalf of Rimshot LLC, an inactive limited liability company owned by a son of Verne Bray. A majority of the disinterested members of the Board of Directors approved the Company's execution of the indemnification agreement. The agreement covers costs advanced to Rimshot for start-up operations and principal and interest payments made on leased machinery used by Rimshot. The agreement calls for monthly payments of $2,500 beginning October 1, 2000. Pursuant to the indemnification agreement, Verne Bray conveyed to the Company a security interest in all PVC lease receivables from the Company. The Company has also signed a security agreement with PVC that allows the Company to offset payments due to PVC in the event of default on the indemnification agreement. At November 30, 2002 and 2001, Verne Bray and related entities owed the Company $305,182 and $314,152, respectively.

Beneficial Ownership Reporting Compliance
-----------------------------------------

         At the present time, the Company files reports with the Securities and Exchange Commission pursuant to Section 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), has not registered under either Section 12(b) or 12(g) of the Exchange Act, and is not subject to Section 16(a) of the Exchange Act. Consequently, the officers, directors and ten-percent shareholders of the Company are not presently required to file reports under Section 16 of the Exchange Act.

Board Meetings Held
-------------------

     During the fiscal year ended November 30, 2002, the Board of Directors held a board meeting on May 17, 2002. All board members were present at that meetings.

Executive Compensation

         The following table sets forth the total compensation paid or accrued by the Company on behalf of the named executive officers of the Company during the each of the last three fiscal years. No other executive officer of the Company received total annual salary and bonus in excess of $100,000 for services rendered during the year ended November 30, 2002.

                           SUMMARY COMPENSATION TABLE


                                                                     Annual Compensation
                                                             -------------------------------------

                  Name & Position                     Year      Salary      Bonus   Other Annual      All Other
                                                                                    Compensation   Compensation(1)
---------------------------------------------------- --------------------------------------------- -----------------
Verne E. Bray                                         2002       $ 25,330     0           0                 $     0
Chairman of the Board, Chief Executive Officer and    2001         42,112     0           0                       0
Secretary                                             2000         37,766     0           0                   2,700

W. Michael Hopkins                                    2002       $ 92,842   $11,129       0                 $ 3,286
President, Board Member                               2001         86,227                 0                   3,239
                                                      2000         63,309                 0                       0

----------------------

(1) Consists of a car allowance over and above the IRS allowance.

     The Company did not grant any stock options or stock appreciation rights to Mr. Bray or Mr. Hopkins during the fiscal year ended November 30, 2002.

Aggregated Option Exercises in Last Fiscal Year and Year End Option Values

     The following table sets forth the aggregate value of unexercised options to acquire shares of Common Stock held by the named executive officers on November 30, 2002.

-----------------------------------------------------------------------------------------------------------------

                                                             Number of Unexercised      Value of Unexercised
                                                            Options at November 30,    In-the-Money Options at
                                                                      2002              November 30, 2002 (1)
------------------------------------------------------------------------------------------------------------------

              Name                   Shares        Value     Exercisable Unexercisable Exercisable  Unexercisable
              ----                 Acquired on   Realized($)
                                   Exercise(#)
                                   -----------   ----------- ----------- ------------- -----------  --------------
Verne E. Bray                                                                                           0
Chairman of the Board, Chief            0            0        20,000         0            0
Executive Officer and Secretary

W. Michael Hopkins                                                                                      0
President, Board Member                 0            0        40,000       80,000         0
------------------------------------------------------------------------------------------------------------------

(1) The Common Stock is not publicly traded. Based on the average of the bid and ask prices of the Units, which consist of a share of Preferred Stock which is convertible into two shares of Common Stock and a warrant to acquire one-half of a share of Common Stock at an exercise price of $3.00, the Company has determined the per share value of the Common Stock does not exceed the exercise price of the options

Stock Option Plan
-----------------

         In November 1996, the Company adopted a Stock Incentive Plan, (the "Plan"); whereby certain employees may be granted incentive or non-qualified options to purchase up to 200,000 shares of the Common Stock. The exercise price of options granted under the Plan is determined by a committee appointed by the Board of Directors. The exercise price of incentive options must not be less than the fair market value of the underlying share of Common Stock as of the date of grant. The maximum term of the options is six years and they vest over a five-year period. The Plan allows for granting of stock appreciation rights. Upon exercise of a stock appreciation right, the holder may receive shares of Common Stock (and, with respect to fractional shares, cash) equal to the excess of the fair market value of the Common Stock at the date of exercise over the option price. During the year ended November 30, 2002, no incentive options were forfeited due to termination of employment. No options were exercised during the year.

Employment Agreements
---------------------

     In December 2000, the Company entered into an employment contract with W. Michael Hopkins, the Company's President. The contract is for a term of 5 years and provides for a base salary of $90,000. During 2001 the board amended the employment contract to include annual increases to the base salary equal to the Consumer Price Index for each preceding year. In addition, there is an annual bonus structure based on a percentage of net profits before taxes on any net profits before taxes over $500,000. Mr. Hopkins is entitled to receive a payment of $100,000 if his employment is terminated in violation of the terms of the employment agreement. Also included in the agreement is an option to purchase 100,000 shares of Common Stock at $2.00 per share. The options vest in equal annual increments of 20% per year until the option becomes vested on December 1, 2005.

Director Compensation
---------------------

     Directors do not receive any annual fee or compensation for serving on the Board of Directors. They are, however, reimbursed for their out-of-pocket costs in attending board meetings.

     In August 1996, the Company granted a non-qualified option to purchase 150,000 shares of Common Stock to James C. Czirr as a condition of acceptance of appointment to the Board of Directors. The exercise price of the option is $4.00 per share. 120,000 of these options expired during the year ended November 30, 2002. The balance of 30,000 expired in August 2003.

Security Ownership of Certain Beneficial Owners and Management.
---------------------------------------------------------------

     The following table sets forth, as of November 30, 2002, certain information with respect to the beneficial ownership of Common Stock and Class A Preferred Stock, by each person known by the Company to own beneficially more than five percent of the Common Stock or Class A Preferred Stock, by each director, by the Chief Executive Officer and by all directors and executive officers as a group. Unless otherwise indicated, all persons have sole voting and investment powers over such shares, subject to community property laws.




                        Name and Address                                                                 Percent
                               of                                   Class of        Number of              Of
                        Beneficial Owner                             Stock        Shares Owned            Class
----------------------------------------------------------------- -------------- ----------------    ----------------
Verne E. Bray*................................................... Common(1)            1,466,667          73.5
1367 E. 1980 North
Logan, UT  84321

Britania Holding Limited......................................... Common                 431,978          21.9
Kings House, The Grange St. Peter Port,
Guernsey, Channel Islands GY12QJ

Jim C. Czirr*.................................................... Common(2)               43,333           2.2
425 Janish Dr.
Sandpoint, ID 83864

Wapiti Capital L.L.C............................................. Common(3)               40,000           2.0
1252 Tweedbrook Pl.                                               Preferred               20,000          12.1
Virginia Beach, VA  23452

Jack Prust*...................................................... Common(4)               37,000           1.8
P.O. Box 5135                                                     Preferred                8,500           5.1
San Ramone, CA  94583

Jeffrey J. Kirby*................................................ Common(5)               26,787           1.4
285 East 400 North                                                Preferred                   60           **
Millville, UT  84321

Gary Gibbons..................................................... Common(6)               30,418           1.6
1606 North 1340 East                                              Preferred               11,667           7.1
North Logan, UT  84341

W. Michael Hopkins*                                               Common(7)               60,300           3.0
393 East 2440 No.                                                 Preferred                  150           **
North Logan, UT 84341

MSA Industrial Corporation....................................... Common(8)               20,000           1.0
P.O. Box 688                                                      Preferred               10,000           6.1
Benton Harbor, MI  49023

All directors and executive officers as a group (8 persons)       Common(9)            1,634,421          76.9
                                                                  Preferred               17,754           1.1

----------------------

* Indicates current director and/or executive officer. ** Less than one percent.
(1) Includes 1,000,000 shares held by Bray Family Properties, L.L.C., 223,334 shares held by the Verne Bray Trust, 223,333 shares held by the Beverly Bray Trust and 20,000 shares issuable upon exercise of presently exercisable options.
(2) Includes 13,333 shares owned by Extol Corp. of which Mr. Czirr has 100% ownership, and 30,000 shares issuable upon exercise of presently exercisable options.
(3) Includes 40,000 shares of Common Stock issuable upon conversion of 20,000 shares of Preferred Stock. (4) Includes 20,000 shares of Common Stock issuable upon presently exercisable options, and includes 17,000 shares issuable upon conversion of 8,500 shares of Preferred Stock.
(5) Includes 20,000 shares of Common Stock issuable upon exercise of presently exercisable options, 120 shares of Common Stock issuable upon conversion of 60 shares of Preferred Stock.
(6) Includes 23,334 shares of Common Stock issuable upon conversion of 11,667 shares of Preferred Stock. (7) Includes 60,000 shares of Common Stock issuable upon presently exercisable options, 300 shares of Common
     Stock issuable upon conversion of 150 shares of Preferred Stock.
(8) Includes 20,000 shares of Common Stock issuable upon conversion of 10,000 shares of Preferred Stock.
(9) Includes 150,000 shares of Common Stock issuable upon presently exercisable options, and 17,754 shares of Common Stock issuable upon conversion of 8,877 shares of Preferred Stock.

Securities Authorized for Issuance Under Equity Compensation Plans

         The following table contains information regarding the Company's equity compensation plans as of November 30, 2002.

                                                                                            Number of Securities
                                                                                           Remaining Available for
                                         Number of Securities                           Future Issuance under Equity
                                          to be Issued upon        Weighted-Average          Compensation Plans
                                             Exercise of          Exercise Price of         (Excluding Securities
                                         Outstanding Options,    Outstanding Options,      Reflected in the First
            Plan Category                Warrants and Rights     Warrants and Rights               Column)
Equity compensation plans approved by
   security holders (1).....................       78,000              $3.00                     122,000
Equity compensation plans not
   approved by security holders (2).........     210,000               $2.67                           0

                  Total.....................     288,000               $2.76                     122,000
                                                 =======                                         =======

(1) Consists of the Stock Incentive Plan. [See Note 11 to the Company's Financial Statements for the fiscal year ended November 30, 2002 (included in this Report as pages F-1 through F-20) for additional information regarding the Stock Incentive Plan.]

(2) Consists of options to purchase shares of Common Stock. [See Note 11 to the Company's Financial Statements for the fiscal year ended November 30, 2002 (included in this Report as pages F-1 through F-20) for additional information regarding these options.]

     The options disclosed in the preceding table, which were not issued under the Stock Incentive Plan, were issued by the Company in exchange for services rendered to the Company as employees or directors. These options give the holders the right to purchase Common Stock at a price equal to or above the fair market value of the Common Stock at the time of issuance of the options. The term for the options range from five to ten years from the date of issuance.


                     PROPOSAL NO. 2 -- SELECTION OF AUDITOR

General

         Jones Simkins LLP served as the independent certified public accountants of the Company for the fiscal year ended November 30, 2002 and are recommended for ratification for the fiscal year ending November 30, 2003. The Board of Directors has extended an invitation to Jones Simkins LLP to attend the Annual Meeting. If representatives of Jones Simkins LLP are present at the Annual Meeting, they will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Audit Fees

         The aggregate fees for professional services rendered by Jones Simkins LLP in connection with its audit of the Company's financial statements and reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for the fiscal year ended November 30, 2002 were approximately $33,000.

Financial Information Systems Design and Implementation Fees

         Jones Simkins LLP did not provide to the Company any services related to financial systems design and implementation during the 2002 fiscal year.

All Other Fees

         In addition to performing the audit of the Company's financial statements, Jones Simkins LLP provided various other services to the Company during the 2002 fiscal year. The aggregate fees for these other services was approximately $12,000. "Other services" include services rendered to the Company primarily related to tax advice and return preparation and consulting services.

         [The Board of Directors has considered whether the provisions by Jones Simkins LLP of the non-audit services as described above is compatible with Jones Simkins LLP maintaining its independence. The Board of Directors concluded that the provision of non-audit services by Jones Simkins LLP is compatible with Jones Simkins LLP maintaining its independence.]

         The affirmative vote of a majority of the votes cast on this proposal shall constitute ratification of the appointment of Jones Simkins LLP.

                  The Board of Directors recommends a vote FOR the ratification of the appointment of Jones Simkins LLP as independent public accountants for the fiscal year ending November 30, 2003.

OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors knows of no other matters to be presented for action at the Annual Meeting. However, if any further business should properly come before the meeting, the persons named as proxies in the accompanying form will vote on such business in accordance with their best judgment.

PROPOSALS OF SHAREHOLDERS

         To be included in the proxy statement and form of proxy relating to the Company's annual meeting of shareholders to be held in 2004, proposals that shareholders intend to present at such annual meeting must be received by the corporate secretary of the Company, at the Company's executive offices, 395 West 1400 North, Logan, UT 84341, no later than March 15, 2004.

         Pursuant to rules adopted by the SEC, if a shareholder makes a proposal for a vote at the Company's annual meeting of shareholders but does not notify the Company of the intent to make that proposal a reasonable time prior to the date of the annual meeting, then all proxy cards obtained pursuant to this proxy statement may be voted in the discretion of the proxy holder, without disclosure of the proposal in this proxy statement and without the proposal appearing as a separate item on the proxy card.


ADDITIONAL INFORMATION

The Company will provide without charge to any person from whom a proxy is solicited by the Board of Directors, upon the written request of such person, a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended November 30, 2002, including the financial statements and schedules thereto (as well as exhibits thereto, if specifically requested), required to be filed with the Securities and Exchange Commission. Written requests for such information should be directed to Verne E. Bray, Corporate Secretary, at 395 West 1400 North, Logan, Utah 84341.

                                      PROXY
                              NACO INDUSTRIES, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Verne E. Bray and W. Michael Hopkins, and each of them, as proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of Common Stock and Preferred Stock of Naco Industries, Inc., a Utah corporation (the "Company"), held of record by the undersigned on August 15, 2003, at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Company's offices located at 395 West 1400 North, Logan, Utah 84341, on Wednesday, October 8, 2003, at 1:00 p.m., local time, or at any adjournment or postponement thereof, upon the matters set forth below, all in accordance with and as more fully described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged.

1. ELECTION OF DIRECTORS, each to serve until the next annual meeting of shareholders of the Company and until their respective successors shall have been duly elected and shall qualify.

     [ ] FOR all nominees  listed below  (except as marked to the  contrary).
         WITHOUT AUTHORITY to vote for all nominees listed below.

         [INSTRUCTION: A vote FOR all nominees grants authority to the proxies to vote for all the director nominees below. To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.]

         Verne E. Bray   W. Michael Hopkins   Jeffrey J. Kirby    James C. Czirr

         Jack Prust


2. PROPOSAL TO RATIFY the appointment of Jones Simkins LLP as the independent auditor of the Company.

        [ ] FOR      [ ] AGAINST        [ ] ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.


         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED ABOVE AND FOR THE RATIFICATION OF THE APPOINTMENT OF JONES SIMPKINS LLP AS THE INDEPENDENT AUDITOR OF THE COMPANY.

         Please complete, sign and date this proxy where indicated and return it promptly in the accompanying prepaid envelope.


DATED: _______________, 2003                 _________________________________
                                             Signature


                                             _________________________________
                                             Signature if held jointly


         (Please sign above exactly as the shares are issued. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.)